Exhibit 99.1

Westwood Appoints Mark Freeman, CFA as Chief Investment Officer

DALLAS--(BUSINESS WIRE)--February 10, 2012--Consistent with long-term strategic plans, Westwood Holdings Group, Inc. (NYSE: WHG) today announced the appointment of Mark Freeman, CFA as Chief Investment Officer, having shared the role with Westwood’s founder, Susan M. Byrne, since January 2011. Mark has led the firm’s Income Opportunity team since its inception in 2003 and, together with Jay Singhania, Todd Williams, Lisa Dong, Scott Lawson and David Spika, Mark has been a key member of Westwood’s flagship LargeCap Value team for more than a decade.

Ms. Byrne, Founder and Chairman of the Board, will remain at Westwood, working with Westwood’s President & CEO, Brian Casey, and the Board of Directors on Westwood’s strategic global initiatives, and supporting the leadership of the investment area.

Mr. Casey commented, “Mark is uniquely qualified to lead the Westwood investment team. For the past 13 years, he has worked closely with Susan implementing our investment philosophy and overseeing our research process. We look forward to his leadership, well grounded in the past and fully prepared for the future.”

About Westwood

Westwood Holdings Group, Inc. manages investment assets and provides services for its clients through two subsidiaries, Westwood Management Corp. and Westwood Trust. Westwood Management Corp. is a registered investment advisor and provides investment advisory services to corporate pension funds, public retirement plans, endowments, foundations, the WHG Funds, other mutual funds, individuals and clients of Westwood Trust. Westwood Trust provides trust services and participation in common trust funds that it sponsors to institutions and high net worth individuals. Westwood Holdings Group, Inc. trades on the New York Stock Exchange under the symbol “WHG.”

For more information on Westwood, please visit our website at www.westwoodgroup.com.

For more information on the WHG Funds, please visit www.whgfunds.com.

Note on Forward-looking Statements

Statements in this press release that are not purely historical facts, including, without limitation, statements about our expected future financial position, results of operations or cash flows, as well as other statements including, without limitation, words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “could,” “goal,” “target,” “designed,” “on track,” “comfortable with,” “optimistic” and other similar expressions, constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results, our financial condition, and the timing of some events could differ materially from those projected in or contemplated by the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others: our ability to identify and successfully market services that appeal to our customers; the significant concentration of our revenues in four of our customers; our relationships with investment consulting firms; our relationships with current and potential customers; our ability to retain qualified personnel; our ability to successfully develop and market new asset classes; our ability to maintain our fee structure in light of competitive fee pressures; competition in the marketplace; downturns in the financial markets; new legislation adversely affecting the financial services industries; interest rates; changes in our effective tax rate; our ability to maintain an effective system of internal controls; and the other risks detailed from time to time in Westwood’s SEC filings, including but not limited to, its annual report on Form 10-K for the year ended December 31, 2010 and its quarterly report on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2011. The forward-looking statements contained in this press release are based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time-to-time, whether as a result of new information, future developments or otherwise.

(WHG-G)

CONTACT:
Westwood Holdings Group, Inc.
Bill Hardcastle, 214-756-6900